Exhibit 10.31.3

EVERBANK

Warehouse Finance

100 Summer Street, Suite 3232

Boston, MA 02110

March 6, 2015

loanDepot.com, LLC

26642 Towne Center Drive

Foothill Ranch, California 92610

Attention: Jon C. Frojen

Re: Third Amendment to Master Repurchase Agreement and Pricing Letter (“Third Amendment”).

This Third Amendment is made this 6th day of March, 2015 (the “Amendment Effective Date”), to that certain Master Repurchase Agreement, dated as of March 20, 2014 (the “Repurchase Agreement”), as amended and the Pricing Letter, dated as of March 20, 2014 (the “Pricing Letter”), as amended, in each case by and between loanDepot.com, LLC (“Seller”), and EverBank (“Buyer”). The Repurchase Agreement, the Pricing Letter and the First Amendment are sometimes hereinafter collectively referred to as the “Agreement.”

WHEREAS, Seller requested that Buyer amend the Agreement; and

WHEREAS, Seller and Buyer have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:

SECTION 1. Amendments.

(a) The following definition within Section 1 of the Pricing Letter is hereby amended and restated in its entirety as follows:

“Maximum Purchase Amount” shall mean $150,000,000.

SECTION 2. Fees. No other fees are payable in connection herewith.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Third Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Representations. In order to induce Buyer to execute and deliver this Third Amendment, Seller represents and warrants to Buyer that as of the date hereof, except as otherwise expressly waived by Buyer in writing, Seller is in full compliance with all of the terms and conditions of the Facility Documents, including without limitation all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6. Governing Law. This Third Amendment and any claim, controversy or dispute arising under or related to or in connection with this Third Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall govern.

SECTION 7. Counterparts. This Third Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Third Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Third Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Seller and Buyer have caused this Third Amendment to be executed and delivered as of the Amendment Effective Date.

EVERBANK, as Buyer

By:
	Name:	Katherine M. Walton
	Title:	Vice President

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

Exhibit A-1

IN WITNESS WHEREOF, Seller and Buyer have caused this Third Amendment to be executed and delivered as of the Amendment Effective Date.

EVERBANK, as Buyer

By:
Name:
Title:

LOANDEPOT.COM, LLC, as Seller

By:
	Name:	JON C. FROJEN
	Title:	CFO

Exhibit A-1